REVENUE	12 Months Ended
Dec. 31, 2020
REVENUE
REVENUE

4. REVENUE

Quarterly Period Collection Experience

In conjunction with the Company’s June 30, 2020 collection analysis, the Company looked at more recent payment trends from the private insurance companies than what it has historically utilized in order to estimate the accounts receivable collection allowances and patient service revenue. These recent payment trends were lower than what the Company would have normally calculated based upon its historical policy. Rather than wait until these more recent payment trends entered into the collection analyses in future periods, the Company pro-actively decided to set its June 30, 2020 collection estimates based upon these more recent collection payment trends. The impact of this was a reduction of accounts receivable and out-of-network fee revenue of approximately $15 million.

Similar declines to the payment trends for the PEs were also noted during the June 30, 2020 collection analysis. In order to be consistent with the handling of the out-of-network fee revenue, the PEs also pro-actively recorded their collection estimates based upon the more recent collection payment trends. The Company’s portion of the reduced accounts receivable and out-of-network fee revenue was approximately $3.1 million, with approximately $2.2 million being recorded as a reduction of management fee revenue and approximately $900 thousand being recorded as a reduction to earnings (loss) from equity method investments.

During the fourth quarter of 2019, the Company recorded a reduction in revenue of approximately $10.3 million for reserves on its accounts receivable that relate to private insurance companies that have failed to pay the Company for its neuromonitoring services. In addition, during the fourth quarter of 2019, the Company recorded an additional $6 million of reduced revenue for reserves on its accounts receivable that relate to a decline in the Company’s historical collection experience. These reserve amounts relate to receivables and revenue recorded during 2018 and 2019. The Company also recorded reduced revenue in the fourth quarter of 2019 for the PEs for these same issues. The Company’s portion of this reduced revenue was approximately $700 thousand and this amount was recorded as a reduction to earnings from equity method investments.

Accounts Receivable

A summary of the accounts receivable activity is as follows (stated in thousands):

	December 31,
	2020	2019
Accounts receivable, net:
Patient service fee	$79,310	$67,779
Hospital, management and other	1,075	1,159
Total accounts receivable	80,385	68,938
Allowance for doubtful accounts	(65,420)	(38,075)
Total accounts receivable, net	$14,965	$30,863

Allowance for doubtful accounts

A summary of the allowance for doubtful accounts activity is as follows (stated in thousands):

	Balance at
	beginning	Bad debt		Balance at
Year ended	of year	expense	Deductions	end of year
December 31, 2020	$38,075	$31,117	$(3,772)	$65,420
December 31, 2019	$15,293	$26,433	$(3,651)	$38,075